BLACKROCK FUNDS IV

BlackRock Systematic Multi-Strategy Fund

Investor A, Investor C, and Institutional Shares

(the “Fund”)

Supplement dated October 21, 2025

to the Summary Prospectus and Prospectus, each dated April 30, 2025, as amended to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus captioned “Key Facts About BlackRock Systematic Multi-Strategy Fund — Fees and Expenses of the Fund” and the section of the Prospectus captioned “Fund Overview — Key Facts About BlackRock Systematic Multi-Strategy Fund — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock or its affiliates. More information about these and other discounts is available from your Financial Intermediary and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections on pages 34 and A-1, respectively, of the Fund’s prospectus and in the “Purchase of Shares” section on page II-93 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3]	0.74%	0.74%	0.74%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.23%	0.15%	0.19%
Other Expenses of the Fund	0.23%	0.15%	0.19%
Other Expenses of the Subsidiary[4]	—	—	—
Total Annual Fund Operating Expenses	1.22%	1.89%	0.93%
Fee Waivers and/or Expense Reimbursements[3,5]	(0.02)%	—	—
Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursements[3,5]	1.20%	1.89%	0.93%

[1]

A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.

[3]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 50, BlackRock has contractually agreed to waive the management fee of the Fund with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through June 30, 2026. In addition, BlackRock has contractually agreed to waive its management fees by the amount of investment advisory fees the Fund pays to BlackRock indirectly through its investment in money market funds managed by BlackRock or its affiliates, through June 30, 2026. The contractual agreements may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[4]

BlackRock Cayman Systematic Multi-Strategy Fund, Ltd. (the “Subsidiary”) is newly organized and, accordingly, Other Expenses of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.

[5]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 50, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.20% (for Investor A Shares), 1.95% (for Investor C Shares) and 0.95% (for Institutional Shares) of average daily net assets through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$517	$770	$1,042	$1,817
Investor C Shares	$292	$594	$1,021	$2,037
Institutional Shares	$95	$296	$515	$1,143

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$192	$594	$1,021	$2,037

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 242% of the average value of its portfolio.

The section of the Summary Prospectus captioned “Key Facts About BlackRock Systematic Multi-Strategy Fund — Principal Investment Strategies of the Fund” and the section of the Prospectus captioned “Fund Overview — Key Facts About BlackRock Systematic Multi-Strategy Fund — Principal Investment Strategies of the Fund” are amended to add the following:

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets, inclusive of leverage, in the Subsidiary, a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund.

The section of the Summary Prospectus captioned “Key Facts About BlackRock Systematic Multi-Strategy Fund — Principal Risks of Investing in the Fund” and the section of the Prospectus captioned “Fund Overview — Key Facts About BlackRock Systematic Multi-Strategy Fund — Principal Risks of Investing in the Fund” are amended to add the following:

•

Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•

Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in commodity-linked derivative instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

The section of the Summary Prospectus captioned “Key Facts About BlackRock Systematic Multi-Strategy Fund — Investment Manager” and the section of the Prospectus captioned “Fund Overview — Key Facts About BlackRock Systematic Multi-Strategy Fund — Investment Manager” are deleted in their entirety and replaced with the following:

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock Asset Management North Asia Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-advisers.

The section of the Prospectus captioned “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is amended to add the following:

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchange-traded funds that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities.

The Fund may also gain exposure to commodity markets through its investment in BlackRock Cayman Systematic Multi-Strategy Fund, Ltd. (the “Subsidiary”). The Subsidiary invests primarily in commodity-related instruments. BlackRock is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the Statement of Additional Information (“SAI”). The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis.

BlackRock provides investment management and other services to the Subsidiary pursuant to a separate investment management agreement (the “Subsidiary Management Agreement”). BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management services pursuant to the Subsidiary Management Agreement. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary. BlackRock has entered into sub-advisory agreements with each of BlackRock International Limited and BlackRock North Asia Limited with respect to the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, accounting agent and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Fund’s financial statements in the Fund’s Annual and Semi-Annual Financial Statements and Additional Information. The Fund’s Annual and Semi-Annual Financial Statements and Additional Information are filed with the SEC on Form N-CSR and are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus. Please refer to the SAI for additional information about the organization and management of the Subsidiary.

In the section of the Prospectus captioned “Details About the Fund — How the Fund Invests — Other Strategies,” “Illiquid Investments” is deleted in its entirety and replaced with the following:

•

Illiquid Investments — The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Subsidiary will also limit its investment in illiquid investments to 15% of its net assets. In applying the illiquid investments restriction to the Fund, the Fund’s investment in the Subsidiary is considered to be liquid.

The section of the Prospectus captioned “Details About the Fund — How the Fund Invests — Investment Risks — Principal Risks of Investing in the Fund” is amended to add the following:

•

Commodities Related Investments Risk — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.

•	Subsidiary Risk — By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the

Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Related Investments Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including the Fund’s investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund, except that the Subsidiary may invest without limitation in commodity-linked derivative instruments. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund, and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund.

The section in the Prospectus captioned “Management of the Fund — BlackRock” is amended to add the following:

BlackRock Asset Management North Asia Limited (“BAMNAL”), a sub-adviser to the Fund and affiliate of BlackRock, is a registered investment adviser organized in Hong Kong.

BlackRock has entered into a sub-advisory agreement with BAMNAL, an affiliate of BlackRock. Under the sub-advisory agreement, BlackRock pays BAMNAL for services it provides for that portion of the Fund for which BAMNAL acts as a sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BAMNAL will be available in the Fund’s reports filed on Form N-CSR for the fiscal period ending December 31, 2025.

As discussed above, the Fund intends to gain exposure to commodities markets through the its investment in the Subsidiary. BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management services. However, the Fund pays BlackRock based on the Fund’s assets, including the assets invested in the Subsidiary.

The section in the Prospectus captioned “Management of the Fund — Dividends, Distributions and Taxes” is amended to add the following:

The Subsidiary will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Based on final regulations on which taxpayers may rely for taxable years beginning after September 28, 2016, the Fund anticipates treating the income and gain generated from its investment in the Subsidiary as “qualifying income” for regulated investment company qualification purposes. Gains from the sales of investments by the Subsidiary will not be eligible for capital gains treatment but instead will be treated as ordinary income when included in income by the Fund. Furthermore, the Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.

Shareholders should retain this Supplement for future reference.

PR2-SMS-1025SUP